MERRILL LYNCH ASSET BUILDER PROGRAM, INC.
                       Supplement Dated December 2, 1999
                       To Prospectus Dated June 1, 1998


Quality Bond Portfolio at a Glance

         The "Quality Bond Portfolio at a Glance--What are the Portfolio's main investment strategies?" section is revised by deleting in its entirety the second sentence of the section and substituting the following:

         The Quality Bond Portfolio anticipates that under normal circumstances more than 90% of the assets of the Portfolio will be invested in fixed income securities of any maturity. The Quality Bond Portfolio invests primarily in securities rated within the three highest rating categories of a nationally recognized rating agency including Standard & Poor's (AAA, AA or A) or Moody's (Aaa, Aa or A) or that have similar credit characteristics in the judgment of the Investment Adviser.

Code # 18471-1299ALL